SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                          GLOBALNET FINANCIAL.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction.

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         (5) Total fee paid:

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         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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

                          GLOBALNETFINANCIAL.COM, INC.
                      7284 W. Palmetto Park Road, Suite 210
                            Boca Raton, Florida 33433

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 29, 2001

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GlobalNet Financial.com, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on June 29, 2001 at the offices of Broad and Cassel, located at 7777 Glades Road, Suite 300, Boca Raton, Florida 33434, for the following purposes:

         (1) To elect five members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders to be held in 2002 or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Richard A. Eisner & Company LLP, as the Company's independent certified public accountants for the Company's 2001 fiscal year;

         (3) To consider and vote upon a proposal to approve an amendment to the Company's Certificate of Incorporation to effect a reverse stock split whereby the Company would issue one new share of Common Stock, $.001 par value per share and one new share of Class A Common Stock, $001 par value per share, in exchange for not less than four nor more than eight shares of the outstanding Company's Common Stock and Class A Common Stock respectively;

         (4) To consider and vote upon a proposal to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to GlobalNet Financial Corporation; and

         (5) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on May 21, 2001, as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.


                                            By Order of the Board of Directors

Boca Raton, Florida
                                             /s/ STANLEY HOLLANDER
________, 2001                              -----------------------------------
                                            STANLEY HOLLANDER
                                            CHAIRMAN OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                          GLOBALNET FINANCIAL.COM, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 29, 2001

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                     TIME, DATE AND PLACE OF ANNUAL MEETING

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of GlobalNet Financial.com, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Company Common Stock"), and from the holders of the Company's Class A Common Stock, par value $.001 per share (the "Class A Common Stock" and collectively with the Company Common Stock, the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at the offices of Broad and Cassel, located at 7777 Glades Road, Boca Raton, Florida 33434 at 10:00 A.M. on June 29, 2001, and at any adjournments or postponements thereof (the "Annual Meeting") pursuant to the enclosed Notice of Annual Meeting.

         The approximate date this Proxy Statement and the enclosed form of proxy will be mailed to stockholders is on or about June 1, 2001. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders which accompanies this Proxy Statement. The Company's principal executive offices are located at 7284 W. Palmetto Road, Suite 210, Boca Raton, Florida 33433, and its telephone number is (561) 417-8053.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                         PURPOSES OF THE ANNUAL MEETING

         At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

         1. To elect five members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders to be held in 2002 or until their successors are duly elected and qualified;

         2. To ratify the appointment of Richard A. Eisner & Company LLP, as the Company's independent certified public accountants for the Company's 2001 fiscal year;

         3. To consider and vote upon a proposal to approve an amendment to the Company's Certificate of Incorporation to effect a reverse stock split whereby the Company would issue one new share of the Company's Common Stock in exchange for not less than four nor more than eight shares of the outstanding Company's Common Stock; and

         4. To consider and vote upon a proposal to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to GlobalNet Financial Corporation; and

         5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on May 21, 2001 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 21,574,958 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting and 34,224,874 shares of Class A Common Stock issued and outstanding, all of which are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting and each share of Class A Common Stock is entitled to a 1/10th vote per share on each matter submitted to stockholders for approval at the Annual Meeting.

         The attendance, in person or by proxy, of the holders of a majority of the combined outstanding shares of Common Stock and outstanding shares of Class A Common Stock (counted at 1/10th vote per share of Class A Common Stock) entitled to vote at the Annual Meeting is necessary to constitute a quorum. If less than a majority of the combined outstanding shares of Common Stock and Class A Common Stock (counted at 1/10th vote per share of Class A Common Stock) entitled to vote, are represented at the Annual Meeting, a majority of such shares may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken. Directors will be elected by a plurality of the votes cast by the shares of Common Stock and Class A Common Stock (counted at 1/10th vote per share of Class A Common Stock) combined, represented in person or by proxy at the Annual Meeting. The affirmative votes of the holders of a majority of the shares of Common Stock and Class A Common Stock (counted at 1/10th vote per share of Class A Common Stock) combined, represented in person or by proxy at the Annual Meeting, will be required for approval of the other proposals covered by this Proxy Statement.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock and Class A Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any shares which are not represented at the Annual Meeting, either in person or by proxy, will not be considered to have cast votes on any matters addressed at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Company's Common Stock (including the Class A Common Stock) by (i) each person who is known by the Company to beneficially own 5% or more of the Company's outstanding Common Stock (including the Company's Class A Common Stock), (ii) the Company's Chief Executive Officer and each of the other "Named Executive Officers" (as defined below in "Executive Compensation--Summary Compensation Table"), (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group. The Company is not aware of any beneficial owner of more than 5% of the outstanding Common Stock (including the Class A Common Stock), other than as set forth in the following table.

Name and Address of Beneficial         Number of Shares          % of Total
         Owner(1)                    Beneficially Owned(2)     Outstanding(3)

OFFICERS AND DIRECTORS
----------------------
W. Thomas Hodgson                          338,794(4)
                                                                     1.4%

Stanley Hollander                          977,792(5)                3.9%
Christopher D. Jennings                     65,000(6)
                                                                      *
G.F. Kym Anthony                            49,166(7)
                                                                      *
Michael Whitaker                         1,372,153(8)                5.5%
Ron R. Goldie                              246,358(9)                 *
Richard Guest                                                         *
                                            28,017(10)

Alan L.  Jacobs                            437,156(11)               1.8%
Michael S.  Jacobs                         243,178(12)
                                                                      *
All directors and executive
   Officers as a group
(9 persons)                              3,757,614(13)
                                                                    15.0%
5% OR GREATER HOLDERS
---------------------
Telescan, Inc.                           1,795,466                   7.2%
5959 Corporate Drive
Suite 2000
Houston, TX  77036
Glasshouse Associates                    1,527,690                   6.1%
33 Glasshouse Street, 3rd Floor
London W1R 5RG
United Kingdom
Freeserve Investments Ltd.                                           5.6%
Maylands Avenue                          1,397,112(14)
Hemel Hempstead HP2 7TG
United Kingdom

------------
* less than 1%

(1) Each beneficial owner for which an address is not listed has an address c/o GlobalNetFinancial.com, Inc., 7284 W. Palmetto Park Road, Suite 210, Boca Raton, FL 33433.

(2) Represents shares beneficially owned by the named individual, including common stock that the person has the right to acquire within 60 days of May 21, 2001. Unless otherwise noted, all persons listed have sole voting and sole investment power.

(3) Based on a total of 24,997,445 shares, which includes 21,574,958 shares of Common Stock outstanding and 34,224,874 shares of Class A Common Stock outstanding (each ten shares of Class A Common Stock has the voting equivalent of one share of Common Stock).

(4)      Consists solely of options to purchase shares of Common Stock.

(5) Consists of 402,686 shares of Common Stock of which 133,333 are held by Stanley Hollander and 269,353 are held by Hollander Family Partnership, LP and options to purchase 575,106 shares of Common Stock. Stanley Hollander may be deemed to be the beneficial owner of the shares of Common Stock of the Company held by Hollander Family Partnership, LP.

(6)      Consists solely of options to purchase shares of Common Stock.

(7)      Consists solely of options to purchase shares of Common Stock.

(8) Consists of 1,222,153 shares of Common Stock and options to purchase 150,000 shares of Common Stock.

(9)      Consists solely of options to purchase shares of Common Stock.

(10)     Consists solely of options to purchase shares of Common Stock.

(11) Consists of 301,656 shares of Common Stock and options to purchase 131,000 shares of Common Stock.

(12)     Consists solely of options to purchase shares of Common Stock..

(13) Consists of 1,926,656 shares of Common Stock and options to purchase 1,831,119 shares of Common Stock.

(14) Does not include shares of Common Stock issuable upon exercise of an option held by Freeserve Investments Ltd. at a price of $13.52 per share to purchase such number of shares that when combined with shares already owned, will then equal 19.9% of the Company's issued and outstanding stock on the date of the exercise.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following compensation table sets forth for the fiscal years ended December 31, 2000, 1999 and 1998, the cash and certain other compensation earned by the Chief Executive Officer and such other executive officers whose annual salary and bonus exceeded $100,000 during Fiscal 2000 (together with the CEO, collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                   Long-Term
                                                                                  Compensation
                                                    Annual Compensation           Stock Option
                                                ----------------------------         Award                Other
  Name and Principal Position        Year         Salary ($)      Bonus ($)         Shares (#)       Compensation ($)
-------------------------------     ------      -------------    -----------     ---------------    ------------------
W. Thomas Hodgson, President         2000        $254,264          $9,003            327,588(1)        $ 68,000(4)
and Chief Executive Officer          1999        $  4,500(9)                         200,000(1)

Stanley Hollander, Chairman          2000        $377,874          50,000            546,875(1)        $548,001(5)
of the Board of Directors (3)        1999        $306,461          37,500             83,334(1)
                                     1998        $196,000                            236,667(2)

Ron Goldie, Chief Operating          2000        $274,038          14,423            533,341(1)        $196,236(6)
Officer and Secretary

Alan L. Jacobs, Executive Vice       2000        $242,308           9,615            221,000(1)
President and Director               1999        $181,153          20,000                 --
                                     1998        $ 17,306(7)                          80,000(2)

Michael S. Jacobs, Chief             2000        $224,644           9,615            219,688(1)
Strategy Officer (8)                 1999        $216,043          20,000                 --
                                     1998        $150,000                            150,000(2)

         (1) Represents shares of Common Stock underlying stock options granted under the 1998 Amended and Restated Employee Stock Option Plan in 1999 and 2000.
         (2) Represents shares of Common Stock underlying options granted under the 1998 Stock Option Plan in 1998.
         (3) Effective September 27, 2000, Mr. Hollander resigned as Chief Executive Officer and President of the Company.
         (4)      Includes housing allowance payments.
         (5) Includes a severance payment related to Mr. Hollander's resignation as President and Chief Executive Officer of $533,001 and director's fees as Chairman starting in November 2000 of $15,000.
         (6) Includes supplemental quarterly payments totaling $75,000 and housing and other allowances of $121,236.
         (7) Covers the period from January 1, 1998 through January 31, 1998 prior to Mr. Jacobs' temporary leave of absence.
         (8) Effective June 12, 2000, Mr. Jacobs resigned as Secretary and Treasurer of the Company and effective July 18, 2000, Mr. Jacobs resigned as Chief Financial Officer of the Company.
         (9) Covers the period from November 15, 1999 through December 31, 1999 when Mr. Hodgson joined the Company.

The Company currently pays annual salaries under employment contracts to Messrs. Hodgson, Goldie, A. Jacobs and M. Jacobs of $339,000, $375,000, $250,000 and $250,000, respectively. Mr. Hollander currently receives annual director's fees of $90,000 as Chairman of the Board. Other than as set forth above, none of the company's executive officers or directors received any salary or wages or other compensation from the Company during the last three fiscal years. Members of the Company's Board of Directors are not compensated for attending Board of Directors meetings.

Option Grants In Last Fiscal Year

The following table sets forth information concerning individual grants of stock options made during Fiscal 2000 to any of the named Executive Officers:

                               Number of Shares        Percent of Total
                              Underlying Options      Options Granted in      Exercise Price
          Name                     Granted              Fiscal Year End         Per Share          Expiration Date
-------------------------   -----------------------   --------------------    ---------------    ---------------------
W. Thomas Hodgson                  75,000                     1.6%                $24.00           January 7, 2010
                                   60,500                     1.3%                $15.00             May 31, 2010
                                  175,000                     3.6%                 $5.00           October 20, 2010
                                   17,088                      .4%                 $2.72          November 16, 2010
Stanley Hollander                 250,000                     5.2%                $24.00           January 7, 2010
                                  146,875                     3.1%                $15.00             May 31, 2010
                                  150,000                     3.1%                 $5.00           October 20, 2010
Ron Goldie                        250,000                     5.2%                $37.13            March 16, 2010
                                   64,063                     1.3%                $15.00             May 31, 2010
                                  200,000                     4.2%                 $5.00           October 20, 2010
                                   19,278                      .4%                 $2.72          November 16, 2010
Alan J. Jacobs                     75,000                     1.6%                $24.00           January 7, 2010
                                   59,000                     1.2%                $15.00             May 31, 2010
                                   75,000                     1.6%                 $5.00           October 20, 2010
                                   12,000                      .2%                 $2.72          November 16, 2010
Michael S. Jacobs                  75,000                     1.6%                $24.00           January 7, 2010
                                   58,438                     1.2%                $15.00             May 31, 2010
                                   75,000                     1.6%                 $5.00           October 20, 2010
                                   11,250                      .2%                 $2.72          November 16, 2010

Aggregated Stock Option Exercises in Last Fiscal Year and Option Values at December 31, 2000

The following table sets forth information concerning stock options exercises and year-end values for the Named Executive Officers:

                                     Number of Shares of Common Stock Underlying
                                            Options at December 31, 2000                   Value of Unexercised
                                    ----------------------------------------------        In-The-Money Options at
Name                                    Exercisable             Unexercisable               December 31, 2001(1)
--------------------------------    ------------------     -----------------------    --------------------------------
W. Thomas Hodgson                         283,544                  244,044                           $0
Stanley Hollander                         566,668                  166,875                           $0
Ron Goldie                                192,452                  340,890                           $0
Alan L. Jacobs                            131,000                   90,000                           $0
Michael S. Jacobs                         238,959                   89,063                           $0

(1) Based on $1.50, the closing bid price of the Company's Common Stock as reported on the NASDAQ National Market on December 31, 2000.

         None of the Named Executive Officers acquired shares of Common Stock upon the exercise of stock options in 2000.

         Stock Option Plans

         The Company maintains a stock option plan which is designed to attract and retain directors, executive officers and other employees of the Company and to reward them for delivering long-term value to the Company. The Committee granted options to purchase a total of 4,811,439 shares of the Company's Common Stock under the 1998 Amended and Restated Stock Option Plan in 2000.

                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

         At the Annual Meeting, five directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2001 and until their successors have been elected and qualified. The five nominees for election as directors are listed below. Each nominee is currently a member of the Board of Directors. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

         The persons nominated as directors are as follows:

--------------------------------------------------------------------------------
      NAME                       AGE                POSITION(s)
--------------------------------------------------------------------------------
Stanley Hollander                63          Chairman of the Board of Directors
W. Thomas Hodgson                48          President and Chief Executive
                                              Officer and Director
Christopher D. Jennings          46          Director
G.F. Kym Anthony                 45          Director
Michael K. Whitaker              45          Director
--------------------------------------------------------------------------------

STANLEY HOLLANDER. Mr. Hollander has been our Chairman of the Board of Directors since January 2000. Previously, Mr. Hollander served as President and Chief Executive Officer of the Company from March 1996 to October 2000. In addition, Mr. Hollander has served as Senior Vice President and a Director of the Company since March 1997 and President and a Director of International Capital Growth, Ltd. (our predecessor) since March 1996. He has served as President and a Director of Emerging Growth Acquisition Corporation 1, a publicly-held corporation, since July 1996.

W. THOMAS HODGSON. Mr. Hodgson has been our President and Chief Executive Officer since September 2000. Mr. Hodgson joined the Company in November 1999 as Chief Operating Officer. From October 1997 to November 1999, Mr. Hodgson was President and chief executive officer of Marathon Asset Management Inc., and Marathon Mutual Funds, Inc. in Toronto, Canada. From June 1995 to September 1997, Mr. Hodgson was executive director United World Colleges (International) Limited. From October 1993 to June 1995, Mr. Hodgson was a doctoral student in economics at Oxford University. Mr. Hodgson currently serves on the Board of Directors for StockAcademy Limited, Italia-iNvest.com S.p.A. and NewMedia Spark, plc.

CHRISTOPHER D. JENNINGS. Mr. Jennings has served as a Director of the Company since May 1999. Since April 2000, Mr. Jennings has been Co-Chief Executive Officer of GlobalEuronet Group. From April 1998 to April 2000, Mr. Jennings was a managing director of Investment Banking for Friedman, Billings, Ramsey & Co. From 1995 to 1998 Mr. Jennings served as a managing director of Cruttenden Roth Incorporated, an investment banking firm. Mr. Jennings is also a director of Ugly Duckling Corporation, a public automobile sales and finance corporation.

G. F. KYM ANTHONY. Mr. Anthony has been a Director of the Company since August 1999. Mr. Anthony joined National Bank Financial (formerly First Marathon Inc.) in October 1998. Mr. Anthony was appointed President and Chief Operating Officer of National Bank Financial in May 1999 and in October 2000 he was appointed President and Chief Executive Officer. Prior to October 1998, Mr. Anthony held served in various capacities for Toronto Dominion Bank in Canada, including Chairman and Chief Operating Officer of TD Securities from 1995 to 1998, Executive Vice President of Corporate and Investment Banking from 1994 to

1995, Senior Vice President of the same division 1993 to 1994 and Deputy Chairman in 1993. Prior to this, from 1980 to 1993, Mr. Anthony held a number of senior positions with CIBC Wood Gundy, including senior positions in investment banking and heading up Wood Gundy Asia operations global fixed income, global derivatives, risk management and treasury. Mr. Anthony also has been a Director of the Investment Dealers Association of Canada and a Member of the Board of Governors of The Toronto Stock Exchange. Mr. Anthony serves as the Chairman of the Compensation Committee of the Board of Directors.

MICHAEL WHITAKER. Mr. Whitaker has been a Director of the Company since November 1999 and is the chief executive officer and founder of 10Invest.com p1c, a company in the United Kingdom created to deliver private equity investment opportunities to private investors via the Internet. Mr. Whitaker was, until July 1999, chief executive of Collins Stewart Limited, a United Kingdom institutional stockbroking firm. Mr. Whitaker was a joint founder of Collins Stewart in 1991, acting in turn as finance director and chief executive officer and carrying out various executive roles in corporate finance and fund management. Prior to founding Collins Stewart in 1991, Mr. Whitaker was a leading technology analyst, corporate financier and partner at the London stockbroking firm, Simon & Coates, which was sold to The Chase Manhattan Bank in 1986. Mr. Whitaker serves as the Chairman of the Audit Committee of the Board of Directors.

Compliance with Section 16(A) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% percent of the Company's Common Stock to file reports of beneficial ownership and changes in ownership of the Company's Common Stock with the Commission. Such persons are required to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or oral or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that, with respect to the fiscal year ended December 31, 2000, all such filing requirements of its directors, executive officers and greater than 10% percent beneficial owners were complied with.

Meetings and Committees of the Board of Directors

         During 2000, the Board of Directors held two formal meeting at which all or a majority of the directors were present and took action by unanimous written consent two times.

         The only committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating or similar committee.

         The Audit Committee is presently comprised of Christopher D. Jennings and Michael K. Whitaker. In the opinion of the Board of Directors and as "independent" is defined under the standards of the National Association of Securities Dealers, these directors are independent of management and free of any relationships that would interfere with their exercise of independent judgement as members of the Audit Committee.

         The duties and responsibilities of the Audit Committee include (a) recommending to the Board of Directors the appointment of the Company's independent public accountants and any termination of such engagement, (b) discussing with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented, (c) reviewing the plan and scope of independent audits, including receiving the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussing with the independent accountant the independent accountant's independence (d) reviewing the Company's significant accounting policies and internal controls, (e) having general responsibility for all related auditing matters, and (f) reporting its recommendations and findings to the full Board of Directors, including recommending to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission. The Audit Committee met three times during 2000.

         The Compensation Committee is presently comprised of Christopher D. Jennings and G.F. Kym Anthony. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers the Amended and Restated 1998 Stock Option Plan, as amended. The Compensation Committee did not meet in 2000. The functions of the Compensation Committee were performed by the entire Board of Directors during 2000.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE
                       NOMINEES FOR ELECTION AS DIRECTORS.

                                  PROPOSAL TWO

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors recommends that the firm of Richard A. Eisner & Company LLP, Certified Public Accountants, be appointed to serve as independent auditors of the Company for the ensuing fiscal year. Richard A. Eisner & Company LLP was the independent public auditor of the Company for the fiscal year ended December 31, 2000. A representative of Richard A. Eisner & Company LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Richard A. Eisner & Company LLP.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                                 PROPOSAL THREE

       PROPOSAL TO AMEND THE GLOBALNET FINANCIAL.COM, INC. CERTIFICATE OF
                  INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Summary

         On April 26, 2001, our Board of Directors approved by unanimous vote, and recommended that the stockholders approve, a proposed amendment (the "Reverse Stock Split Amendment") to the Company's Certificate of Incorporation, as amended, that will give the Board of Directors the discretion to effect (or, alternatively, to abandon) a reverse split of the Common Stock (the "Reverse Stock Split") at any time prior to December 31, 2001. For the purposes of this Reverse Stock Split, Common Stock shall include the Common Stock and the Class A Common Stock, as appropriate. The form of the proposed Reverse Stock Split Amendment is attached hereto as Appendix A. Under the terms of the Reverse Stock Split, the Company would issue one new share of Common Stock in exchange for not more than eight, and not less than four, outstanding shares of Common Stock. The exact ratio will be the number between four and eight, in increments of 0.1, such that when multiplied by the average closing price of the common stock on the five trading days prior to the effectiveness of the Reverse Stock Split results in a product that is the close to $2.50 per share. If implemented, the Reverse Stock Split Amendment would be effective on such date as it is filed with the Delaware Secretary of State (the "Effective Date").

         On the Effective Date, the Reverse Stock Split will result in the automatic conversion of between four and eight shares (as determined in the manner described above) of issued and outstanding Common Stock into one share of Common Stock. Fractional shares of common stock will not be issued as a result of the Reverse Stock Split, but instead, the Company may pay each holder of a fractional interest an amount in cash based on the average of the high and low sales prices of the common stock on the Effective Date. Except for adjustments that may result from the treatment of fractional shares as described above, each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The Reverse Stock Split will not alter the par value of the Common Stock or the number of shares authorized for issuance, but will simply reduce the number of shares of Common Stock issued and outstanding by the factor used to calculate the Reverse Stock Split.

         If the Reverse Stock Split proposal is approved by the stockholders, the Reverse Stock Split will be effected only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interest of the Company and its stockholders at that time. Notwithstanding approval of the Reverse Stock Split proposal by the stockholders of the Company, the Board of Directors may, in its sole discretion, determine not to effect the Reverse Stock Split or to delay such action based on the best interests of the stockholders of the Company or certain other factors described herein.

Reasons for this proposal

         The primary purpose of the Reverse Stock Split is to combine outstanding shares of common stock because a share of common stock outstanding after giving effect to the Reverse Stock Split is likely to trade at a higher price per share than a share of common stock outstanding before giving effect to the Reverse Stock Split. A higher trading price is needed to ensure that the Common Stock will remain eligible for listing on Nasdaq National Market System (the "Nasdaq NMS") .

         In addition to meeting other requirements, the Company's Common Stock must maintain a minimum bid price of $1.00 per share in order to remain eligible for continued listing on the Nasdaq NMS. During the 180 days preceding _________, 2001, the Company's stock price has traded in the 0.____ to $______ range. During that period, the stock price fell below $1.00 per share long enough to result in a warning letter from Nasdaq, dated April 17, 2001. That letter warned the Company of the possibility of delisting if the Company did not return to compliance with the Nasdaq NMS listing guidelines within 90 days.

         The Company's Common Stock traded below $1.00 per share from March 1, 2001 through __________, 2001 and the last reported sale price of Company's Common Stock on ________, 2001, was $0.___. Although management has been acting to increase the value of the Company's Common Stock, there can be no assurance that the Company will be able to trade above $1.00 per share without effecting the Reverse Stock Split. If the Company's securities are delisted from the Nasdaq NMS, the Company intends to appeal to the Nasdaq Listing Qualifications Panel. The appeal will stay the delisting of the Company's securities pending the Nasdaq Listing Qualifications Panel's decision. The Company intends to achieve compliance with the minimum bid price requirement by implementing a Reverse Stock Split in conjunction with its other business measures. The Company believes, but cannot assure, that a Reverse Stock Split, in conjunction with its other business measures, will enable the Company's Common Stock to sustain trading above the $1.00 minimum bid price for the foreseeable future.

         The Company believes, but cannot assure, that a Reverse Stock Split will increase the chances that the Company's Common Stock will trade above the $1.00 minimum bid price established by the Nasdaq NMS listing requirements. Further, there can be no assurance that the Company will continue to meet all other Nasdaq NMS listing requirements, although management believes that the Company currently is in full compliance with all other Nasdaq NMS listing requirements.

         In the event that the Common Stock is delisted from the Nasdaq NMS, sales of the Company's Common Stock would likely be conducted only in the over-the-counter market or potentially in regional exchanges. This is not in the best interests of the stockholders of the Company since it may have a negative impact on the liquidity and price of the Company's Common Stock and investors may find it more difficult to purchase or dispose of, or to obtain accurate quotations as to the market value of, the Company's Common Stock. The Reverse Stock Split will not affect the Company's periodic reporting requirements with the Securities and Exchange Commission, nor has the Board of Directors recommended the Reverse Stock Split as the first step in a going private transaction.

         If the Company's Common Stock was delisted from Nasdaq and the share price for Company's Common Stock were to remain below $5.00 per share, unless the Company satisfies certain asset or revenue tests (at least $5,000,000 in net tangible assets if in business less than three years, at least $2,000,000 in net tangible assets if in business at least three years, or average revenues of at least $6,000,000 for the last three years), Company's Common Stock would become subject to the so-called "penny stock" rules promulgated by the Securities and Exchange Commission. Under the penny stock rules, a broker or dealer selling penny stock to anyone other than an established customer or "accredited investors" (generally an individual with net worth in excess of $1,000,000 or annual income exceeding $200,000 (or $300,000 together with his or her spouse)) must make a special suitability determination for the purchaser and must receive the purchaser's written consent to the transaction prior to the sale, unless the broker or dealer or the transaction is otherwise exempt. In addition, the penny stock rules require the broker or dealer to deliver, prior to any transaction, a disclosure schedule prepared by the Securities and Exchange Commission relating to the penny stock market, unless the broker or dealer or the transaction is otherwise exempt. A broker or dealer also is required to disclose commissions payable thereto and to the registered representative and disclose current quotations for the securities. In addition, a broker or dealer is required to send monthly statements disclosing recent price information with respect to the limited market in penny stocks. These additional sales practice and disclosure requirements could adversely affect the level of trading activity in the secondary market and could impede the sale of Company's Common Stock in that market, with a concomitant adverse effect on the price of Company's Common Stock in the secondary market.

         The Company believes that maintaining the listing of its common stock on the Nasdaq NMS is in the best interest of the Company and its stockholders. Inclusion in the Nasdaq NMS increases liquidity and may potentially minimize the spread between the "bid" and "asked" prices quoted by market makers. Further, a Nasdaq NMS listing may enhance the Company's access to capital and increase the Company's flexibility in responding to anticipated capital requirements. The Company believes that prospective investors will view an investment in the Company more favorably if its shares qualify for listing on the Nasdaq NMS.

         The Company also believes that the current per share price level of the Company's Common Stock has reduced the effective marketability of the Company's shares of Common Stock because of the reluctance of many leading brokerage firms to maintain active analyst coverage of low-priced stocks or to recommend low-priced stocks to their clients. Some investors may view low-priced stock as speculative and unattractive, although some other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities. Moreover, because there are some institutional investors who are prohibited from holding, or choose not to hold, stocks with prices less than $5.00 per share, the current stock price may be limiting the Company's stockholder base. Such a limited stockholder base may have the undesirable effect of artificially limiting the demand for the stock, thus depressing the stock price.

         The Company believes that some brokerage houses may have policies and practices that tend to discourage individual brokers within those firms from dealing in low-priced stock. Those policies and practices pertain to the payment of brokers commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. The Company also believes that, because brokerage commissions on low-priced stock may represent a higher percentage of the stock price than commissions on higher-priced stock, the current share price of the Company's Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the share price were substantially higher.

         For all the above reasons, management believes that the Reverse Stock Split is in the best interests of the Company and its stockholders. There can be no assurance, however, that the Reverse Stock Split will have the desired consequences. Specifically, there can be no assurance that, after the Reverse Stock Split, the market price of the Company's Common Stock will not decrease to its pre-split levels or that the market capitalization of the Company after the proposed Reverse Stock Split will not be less than the Company's market capitalization before the proposed Reverse Stock Split.

Effect of this proposal

         Although the Company expects to file the Reverse Stock Split Amendment in July 2001, the actual timing of the filing will be determined by the Board of Directors based upon its evaluation as to when such action is most advantageous to the Company and its stockholders. Further, notwithstanding approval of this proposal by the stockholders of the Company, the Board of Directors may elect not to file the Reverse Stock Split Amendment at all if it believes it is in the best interests of the Company and its stockholders not to do so.

         After the Effective Date of the Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock but will hold the same percentage of the outstanding shares (subject to adjustments for fractional interests resulting from the Reverse Stock Split) as the stockholder held prior to the Effective Date. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock, and the per share exercise or conversion prices thereof, will be adjusted appropriately for the Reverse Stock Split in accordance with their terms as of the Effective Date. In addition, the appropriate adjustments under the terms of the Company's 1998 Amended and Restated Stock Option Plan (the "Stock Option Plan"), will be made as of the Effective Date to the number and price of shares that may be purchased under the Stock Option Plan to give effect to the Reverse Stock Split.

         The Reverse Stock Split may result in some stockholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

         The Board of Directors considered reducing the number of shares of authorized Common Stock in connection with the Reverse Stock Split but determined that the availability of additional shares may be beneficial to the Company in the future. The availability of additional authorized shares will allow the Board of Directors to issue shares for corporate purposes, if appropriate opportunities should arise, without further action by stockholders or the time delay involved in obtaining stockholder approval (except to the extent that approval is otherwise required by applicable law).

         Based on the 21,574,958 shares of Common Stock outstanding and 34,224,874 shares of Class A Common Stock outstanding as of May 21, 2001, the approximate number of shares of common stock that would be outstanding as a result of the Reverse Stock Split using the following examples of exchange ratios are as follows (without giving effect to the cash out of fractional shares):

Exchange Ratio     Common Stock Outstanding     Class A Common Stock Outstanding
--------------     ------------------------     --------------------------------
  1-for-4                5,393,739.5                     8,556,218.5
  1-for-5                4,314,991.6                     6,844,497.8
  1-for-6                3,595,826.33                    5,704,145.66
  1-for-7                3,082,136.86                    4,889,267.7
  1-for-8                2,696,869.75                    4,278,109.25

         The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in the Company (except with respect to adjustments for fractional interests). None of the rights currently accruing to holders of the Common Stock, options or warrants to purchase Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of Common Stock resulting from the Reverse Stock Split will entitle the holder thereof to one vote per share and each share of Class A Common Stock will entitle the holder to a 1/10th vote per share. The Common Stock and the Class A Common Stock will otherwise be identical to the outstanding Common Stock and Class A Common Stock, respectively, immediately prior to the Effective Date.

Exchange of stock certificates; no fractional shares

         The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of stockholders of the Company and without regard to the date on which certificates evidencing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. As of the Effective Date, shares of Common Stock will be converted and reclassified into one share of post-split common stock and shares of Class A Common Stock will be converted and reclassified into one share of post-split Class A Common Stock.

         For example, if a 1-for-5 Reverse Stock Split is implemented, a holder of 1,000 shares immediately prior to the Effective Date would hold 200 shares after the Effective Date. Alternatively, if a 1-for-4 Reverse Stock Split is implemented, a holder of 1,000 shares immediately prior to the Effective Date would hold 250 shares after the Effective Date. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company may pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest on the Effective Date.

         As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of shares of Common Stock, to be used in forwarding such holder's stock certificates for surrender and exchange for certificates evidencing the number of shares of Common Stock such stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates evidencing shares of Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates evidencing the whole number of shares of Common Stock that such stockholder holds as a result of the Reverse Stock Split. Stockholders will not be required to pay any transfer fee or other fee in connection with the exchange of certificates.

         The Company estimates that its aggregate expenses relating to the Reverse Stock Split will not be material.

         No Appraisal Rights

         In connection with the Reverse Stock Split, no appraisal rights are provided to dissenting shareholders under the laws of the State of Delaware, the jurisdiction in which the Company is incorporated, or under the Company's Certificate of Incorporation. Stockholders who attend the Annual Meeting and are opposed to the Reverse Stock Split should either vote against the proposed transaction or abstain from voting in order to preserve any rights they may have under Delaware law to challenge or enjoin the proposed Reverse Stock Split.

STOCKHOLDERS SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM THE COMPANY.

         As of the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date will be deemed canceled and, for all corporate purposes, will be deemed only to evidence the right to receive the number of shares of Common Stock into which the shares of Common Stock evidenced by such certificate have been converted as a result of the Reverse Stock Split.

Federal income tax consequences

         The following discussion generally describes certain United States federal income tax consequences of the proposed Reverse Stock Split to stockholders of the Company. This discussion is limited to United States persons who hold their Common Stock as capital stock. The following does not address any foreign, state, local tax or alternative minimum income, or other federal tax consequences of the proposed Reverse Stock Split. The actual consequences for each stockholder will be governed by the specific facts and circumstances pertaining to such stockholder's acquisition and ownership of the Common Stock. Thus, the Company makes no representations concerning the tax consequences for any of its stockholders and recommends that each stockholder consult with such stockholder's own tax advisor concerning the tax consequences of the Reverse Stock Split, including federal, state and local, or other income tax.

         The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed Reverse Stock Split. However, the Company believes that, because the Reverse Stock Split is not part of a plan to periodically increase a stockholder's proportionate interest in the assets or earnings and profits of the Company, the proposed Reverse Stock Split will have the following income tax effects:

         1. A stockholder will not recognize taxable gain or loss as a result of the Reverse Stock Split, except to the extent a stockholder receives cash in lieu of fractional shares. Cash payments in lieu of a fractional share of post-split Common Stock should be treated as if the fractional share were issued to the stockholder and then redeemed by the Company for cash. Generally, a stockholder receiving such payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. Such gain or loss generally will be capital gain or loss.

         2. In the aggregate, a stockholder's basis in post-split Common Stock will equal such stockholder's basis in the shares of pre-split Common Stock exchanged therefor (but not including the basis allocated to a fractional share for which the stockholder is entitled to receive cash), and such stockholder's holding period for post-split Common Stock will include the holding period for pre-split Common Stock exchanged therefor.

         3. The proposed Reverse Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
                            THE REVERSE STOCK SPLIT.

                                  PROPOSAL FOUR

       PROPOSAL TO AMEND THE GLOBALNET FINANCIAL.COM, INC. CERTIFICATE OF
                INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

         On April 27, 2001, our Board of Directors approved by unanimous vote and recommended that the stockholders approve, a proposed amendment to Article I of our Certificate of Incorporation to change our name to "GlobalNet Financial Corporation" (the "Name Change Proposal"). As amended, Article I would read as follows:

                                    ARTICLE I
                                      NAME

           The name of the Company is GlobalNet Financial Corporation

         The Board of Directors believes that the new name more accurately reflects the broader scope of the Company's business today and would facilitate consistency in our identity as an integrated international financial portal providing online financial news investment tools and transaction services. The proposed amendment would not affect stockholders' rights, would not necessitate any exchange of outstanding stock certificates, and would not affect our the Nasdaq NMS ticker symbol.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      APPROVAL OF THE NAME CHANGE PROPOSAL.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

         It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Commission, a stockholder intending to present a proposal to be included in the Company's proxy statement for the Company's Annual Meeting of Stockholders to be held in 2002 must deliver a proposal in writing to the Company's principal executive offices no later than January 15, 2002.


                                            By Order Of The Board of Directors


                                            /s/ RON GOLDIE
                                            ----------------------------------
                                            Ron Goldie, Secretary

Boca Raton, Florida
_________, 2001

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                          GLOBALNET FINANCIAL.COM, INC.

         GlobalNet Financial.com, Inc., a Delaware corporation (the "Corporation"), pursuant to Section 242 of the Delaware General Corporation Law, hereby files this Certificate of Amendment to its Certificate of Incorporation:

         1. The name of the corporation (hereinafter called the "Corporation") is GLOBALNET FINANCIAL.COM, INC.

         2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article First and restating it as follows:

         FIRST: The name of the Corporation is GlobalNet Financial Corporation.

         3. The Certificate of Incorporation of the Corporation is hereby amended by adding the following to Article Fourth as follows:

         REVERSE STOCK SPLIT

         Effective upon amendment of this Article Fourth, each _____ outstanding shares of Common Stock is combined and reconstituted into one share of Common Stock and each _______ outstanding shares of Class A Common Stock is combined and reconstituted into one share of Class A Common Stock. No fractional shares or scrip shall be issued upon the combination and reconstitution of the Common Stock or the Class A Common Stock. In lieu of any fractional shares resulting from the combination and reconstitution to which such holder would otherwise be entitled, the Corporation shall may such holder the cash value of such fractional shares as determined by the Corporation's Board of Directors.

         4. The foregoing amendment to the Certificate of Incorporation has been duly adopted by written consent of the shareholders and in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on the ______ day of _______, 2001.



                                              ----------------------------------
                                              W. THOMAS HODGSON, President

                          GLOBALNET FINANCIAL.COM, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          GLOBALNET FINANCIAL.COM, INC.

         The undersigned hereby appoints Ron Goldie and Michael Jacobs as Proxies, each with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of Common Stock, $.001 par value per share, of GlobalNet Financial.com, Inc. (the "Company") held of record by the undersigned on May 21, 2001 at the Annual Meeting of Stockholders to be held on June 29, 2001 or any adjournment or adjournments thereof.

         Proposal 1.

         [ ] FOR ALL THE NOMINEES LISTED BELOW [ ] WITHHOLD AUTHORITY (except as marked to the contrary below) to vote for all nominees listed below

                Stanley Hollander         G.F. Kym Anthony     W. Thomas Hodgson
                Christopher D. Jennings   Michael K. Whitaker

         (INSTRUCTIONS: To withhold authority for any individual nominees, write that nominee's name in the space below.)

         Proposal 2. Approval of proposal to ratify the appointment of Richard
A. Eisner & Company LLP, as the Company's independent certified public accountants for the year 2001.

                  FOR [ ]  AGAINST [ ]           ABSTAIN [ ]

         Proposal 3. Approval of proposal to amend to the Company's Certificate of Incorporation to effect a reverse stock split whereby the Company would issue one new share of Common Stock, $.001 par value per share and one new share of Class A Common Stock, $001 par value per share, in exchange for not less than four nor more than eight shares of the outstanding Company's Common Stock and Class A Common Stock respectively.

                  FOR [ ]  AGAINST [ ]           ABSTAIN [ ]

         Proposal 4. Approval of proposal to amend the Company's Certificate of Incorporation to change the name of the Company to GlobalNet Financial Corporation.

                  FOR [ ]  AGAINST [ ]           ABSTAIN [ ]

         In their discretion, the Proxies are authorized to vote upon other business as may come before the meeting.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted FOR Proposals 1, 2, 3 and 4.

                                    Dated: ________________________ , 2001

                                    --------------------------------------
                                                 (Signature)
                                    --------------------------------------
                                                 (Signature)

                                    PLEASE SIGN HERE

                                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office.

      PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.